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               SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 16, 1996
                            FOR THE JNL SERIES TRUST

JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES, JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES AND PPM AMERICA/JNL VALUE EQUITY SERIES

On February 20, 1997, the Trustees of the JNL Series Trust (the "Trust") called a Special Meeting of Shareholders to be held on April 17, 1997, for the following purposes: To approve Putnam Investment Management, Inc. as the new sub-adviser for the JNL/Phoenix Investment Counsel Growth Series and the PPM America/JNL Value Equity Series; to approve PPM America, Inc. as the new sub-adviser for the JNL/Phoenix Investment Counsel Balanced Series; to approve a proposed Amendment to the Amended Investment Advisory and Management Agreement between the Trust and the Adviser which provides for a fee increase at certain breakpoints and to approve changes to the investment objectives and policies of the JNL/Phoenix Investment Counsel Growth Series and the PPM America/JNL Value Equity Series.

The proposed investment objective of the JNL/Phoenix Investment Counsel Growth Series is to seek long-term capital growth. The proposed changes to the investment policies of the JNL/Phoenix Investment Counsel Growth Series are: the addition of emphasis on the intent to invest primarily in common stocks of companies believed by the sub-adviser to have opportunities for capital growth; the elimination of diversification as an important consideration in the selection of securities; the elimination of "investment grade" in the description of bonds; the addition of permitted investment in foreign securities of up to 20% of the Series' net assets; and the expansion of the use of financial futures transactions for other than hedging purposes.

The proposed investment objective of the PPM America/JNL Value Equity Series is capital growth, with income as a secondary objective, by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying asset value or earnings potential at the time of purchase.

Subject to approval by the Shareholders, the changes described above will become effective on May 1, 1997, and the names of JNL/Phoenix Investment Counsel Growth Series, PPM America/JNL Value Equity Series and JNL/Phoenix Investment Counsel Balanced Series will be changed to JNL/Putnam Growth Series, JNL/Putnam Value Equity Series and PPM America/JNL Balanced Series, respectively.

T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

The following disclosure replaces the disclosure in the Prospectus under the Section "Management of the Trust," the Heading "Portfolio Management," and the Sub-Heading "T. Rowe Price/JNL Established Growth Series:"

Robert W. Smith is responsible for the day-to-day management of the T. Rowe Price/JNL Established Growth Series. Mr. Smith is a Vice President and Equity Portfolio Manager for T. Rowe and Price-Fleming. He is also responsible for the North American component of other investment company and institutional client portfolios. Prior to joining T. Rowe in 1992, Mr. Smith was employed as an Investment Analyst for Massachusetts Financial Services. He earned a BS (finance and economics) from the University of Delaware and an MBA (finance) from the Darden Graduate School of Business Administration, University of Virginia. Mr. Smith has had responsibility for the day-to-day management of the T. Rowe Price/JNL Established Growth Series since February 21, 1997.

This Supplement is dated March 7, 1997.